ACCOUNTS RECEIVABLE, NET - Movement in Allowances for Doubtful Debts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Receivables [Abstract]
At beginning of year	$ 203,037	$ 210,997	$ 265,931
Additional (credit) provision	32,888	(2,479)	(4,178)
Write-offs, net of recoveries	(4,460)	(2,115)	(57,696)
Reclassified from (to) long-term receivables, net	662	(2,062)	6,940
Exchange adjustments	866	(1,304)	0
At end of year	$ 232,993	$ 203,037	$ 210,997